SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 15, 2004



                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Maryland                  000-22961                  52-1595772
          --------                  ---------                  ----------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
       of incorporation)                                  Identification Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
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              (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (410) 224-4455
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 8.01  Other Events
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     On October 15, 2004, the Board of Directors of Annapolis Bancorp, Inc.
announced, effective immediately, the resignation of director Maria C. Scott from the boards of Annapolis Bancorp, Inc. and BankAnnapolis, a wholly-owned subsidiary of Annapolis Bancorp, Inc. The Boards of Annapolis Bancorp, Inc. and BankAnnapolis cited Dr. Scott's desire to concentrate fully on her business, Chesapeake Eye Care and Laser Center, which has experienced substantial growth recently, as the reason for her resignation.


Item 9.01  Financial Statements and Exhibits
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           (c) Exhibits

                     Exhibit 99.1 - Press Release of Annapolis Bancorp, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               ANNAPOLIS BANCORP, INC.


Dated: October 15, 2004

                                               /s/ Richard M. Lerner
                                               ---------------------------------
                                               Richard M. Lerner,
                                               Chief Executive Officer